Exhibit 10.19

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT (this “Amendment”), dated as of June 30, 2004, amends and modifies a certain Amended and Restated Credit Agreement, dated as of December 30, 2002, as amended by an Amendment dated as of August 14, 2003, October 24, 2003 and December 31, 2003 (as so amended, the “Credit Agreement”), between AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, an Iowa corporation (the “Borrower”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Agent and as the sole Bank.  Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

FOR VALUE RECEIVED, the Borrower, the Banks and the Agent agree that the Credit Agreement is amended as follows:

ARTICLE I - AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Repayment.  Section 4.1(b)(ii) is amended by deleting “June 30, 2004” and inserting “August 31, 2004” in place thereof.   The effect of such amendment is to delay the payment date of the installment of the Tranche B Loans otherwise due on June 30, 2004 until August 31, 2004.

1.2  Note.  The changes to the installment payment date provided above shall be given effect for purposes of payment requirements under the Tranche B Note held by U.S. Bank National Association.

1.3  Construction.  All references in the Credit Agreement to “this Agreement”, “herein” and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Banks to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Agent and the Banks that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

ARTICLE III - CONDITIONS

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1  Warranties.  After giving effect to this Amendment, the representations and warranties in Article VII of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.  The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

3.2  Defaults.  After giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement.  The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

3.3  Documents.

(a)  The Borrower, the Agent and the Banks shall have executed and delivered this Amendment; and

(b) AEISC and AEILIC shall have executed and delivered the Acknowledgements attached hereto.

ARTICLE IV - GENERAL

4.1 Expenses.  The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys’ fees and legal expenses) incurred by this Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Notes hereunder, which obligations of the Borrower shall survive any termination of the Credit Agreement.

4.2 Counterparts.  This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

4.3 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

4.4 Law.  This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

4.5 Successors; Enforceability.  This Amendment shall be binding upon the Borrower, the Banks, the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agents, the Banks and the successors and assigns of the Banks and the Agents.  Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson

Title:	CFO & General Counsel

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ Ziad Amra

Title:	Senior Vice President

ACKNOWLEDGMENT

The undersigned has entered into a Fourth Amended and Restated Security Agreement, dated as of April 6, 2000 (the “Security Agreement”) in favor of U.S. Bank National Association, as Agent for the Banks securing the “Obligations” as defined in the Credit Agreement (defined in the foregoing Amendment).  The undersigned hereby acknowledges that the “Obligations” include the obligations of the Borrower under the Credit Agreement as amended by the foregoing Amendment.  The undersigned hereby confirms that the Security Agreement remains in full force and effect, enforceable against the undersigned in accordance with its terms.

Dated as of June 30, 2004

AMERICAN EQUITY INVESTMENT SERVICE COMPANY

By:	/s/ D.J. Noble

Title:	President

ACKNOWLEDGMENT

The undersigned has entered into a Consent and Agreement to Security Agreement, dated as of April 6, 2000 (the “Consent”) in favor of U.S. Bank National Association, as Agent for the Banks.  The undersigned hereby acknowledges that the “Obligations” specified in the Consent include the obligations of the Borrower under the Credit Agreement as amended by the foregoing Amendment.  The undersigned hereby confirms that the Consent remains in full force and effect, enforceable against the undersigned in accordance with its terms.

Dated as of June 30, 2004

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ D.J. Noble

Title:	CEO